UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	September 30, 2014

LEGG MASON

INVESTMENT COUNSEL

FINANCIAL SERVICES

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation by investing primarily in common stocks.*

*	Since the Fund focuses its investments primarily on companies involved in financial services, an investment in the Fund may involve a greater degree of risk than an investment with greater diversification.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Financial Services Fund for the six-month reporting period ended September 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (subsequently renamed 1919 Investment Counsel and Trust Company, N.A.) (“1919 ICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and 1919 ICTC are wholly owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly owned subsidiary of 1919 ICTC, is the Fund’s subadviser.

In connection with the acquisition, LMPFA recommended to the Fund’s Board of Trustees that they approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by a newly organized series, 1919 Financial Services Fund (the “New Fund”) of the Trust for Advised Portfolios (the “TAP Trust”), in exchange for shares of the New Fund. Shares of the New Fund would then be distributed to Fund shareholders and the Fund would be terminated. On July 18, 2014, the Board of Trustees, on behalf of the Fund, approved the Fund reorganization, subject to shareholder approval and certain other conditions. At the special meeting of shareholders held on October 15, 2014, the Fund’s shareholders approved the reorganization.

If the Fund reorganization is effected, LMIC (hereinafter “NEWCO”) will be renamed and indirectly owned by Stifel, and will serve as investment adviser to the New Fund. The New Fund will maintain the continuity of the Fund’s investment program with certain differences, which are not expected to result in material differences in the ways the Fund is currently

II	Legg Mason Investment Counsel Financial Services Fund

managed and the New Fund will be managed. The Fund’s current investment management agreement with LMPFA and subadvisory agreement with Western Asset Management Company for the management of cash and short-term instruments will be terminated.

The Fund reorganization is subject to the satisfaction of certain closing conditions and the receipt of certain additional approvals. If the required conditions are satisfied, it is possible that the Fund reorganization could occur as early as October 31, 2014 or such other date as the parties may agree. Prior to the Fund reorganization, shareholders can continue to purchase and redeem shares subject to the limitations in the Fund’s prospectus. Effective as of the close of business two days prior to the Fund reorganization, the Fund will be closed to new purchases and incoming exchanges.

No sales loads, commissions, or other similar fee will be charged in connection with the Fund reorganization. The Fund will not bear any direct costs of the Fund reorganization. The costs of the Fund reorganization will be borne by LMPFA, Stifel or their respective affiliates.

It is expected that neither the Fund nor its shareholders will recognize gain or loss as a direct result of the Fund reorganization and that the aggregate tax basis in the New Fund shares received by the Fund shareholder will be the same as the shareholder’s aggregate tax basis in the Fund shares.

Please note that certain entities that currently provide services to the Fund may continue to provide part or all of those services to the New Fund directly or indirectly for an interim period after the closing. These services may include those currently provided by BNY Mellon, the Fund’s current transfer agent and Legg Mason Investor Services, LLC, the Fund’s current principal underwriter.

Investors should consider the New Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the New Fund. Please read the prospectus carefully before investing.

We thank you for allowing us to help you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 27, 2014

Legg Mason Investment Counsel Financial Services Fund	III

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. Toward the beginning of the six months ended September 30, 2014 (the “reporting period”), the severe winter weather played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures, increased private inventory investment and exports, as well as an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.3%, where it remained in May. Unemployment then generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

IV	Legg Mason Investment Counsel Financial Services Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next five meetings (January, March, April, June and July 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on September 17, 2014, the Fed again cut its monthly asset purchases by a total of $10 billion. Beginning in October, it will buy a total of $15 billion per month ($5 billion per month of agency MBS and $10 billion per month of longer-term Treasuries). The Fed also said “it likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2.0% longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. While volatility was elevated at times, the U.S. stock market generated strong results during the reporting period. Stocks got off to a solid start as they rallied sharply from April through June 2014, given generally solid corporate profits and robust investor demand. However, the market experienced a setback in July 2014, due to a number of macro issues, geopolitical concerns and expectations that the Fed may raise rates sooner than previously anticipated. After a strong rebound in August, partially fueled by overall strong second quarter corporate profits, the market again declined in September as investor risk aversion increased. For the six months ended September 30, 2014, the S&P 500 Indexv gained 6.42%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended September 30, 2014, with the Russell 1000 Indexvi returning 5.80%. In contrast, mid-cap stocks, as measured by the Russell Midcap Indexvii, returned 3.22% and small-cap stocks, as measured by the Russell 2000 Indexviii, declined 5.46%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 5.78% and 3.97%, respectively.

Performance review

For the six months ended September 30, 2014, Class A shares of Legg Mason Investment Counsel Financial Services Fund,

Legg Mason Investment Counsel Financial Services Fund	V

Investment commentary (cont’d)

excluding sales charges, returned -1.37%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the S&P 500 Financial Indexxi, returned 6.42% and 4.68%, respectively, for the same period. The Lipper Financial Services Funds Category Average1 returned -0.32% over the same time frame.

Performance Snapshot as of September 30, 2014 (unaudited)
(excluding sales charges)	6 months
Legg Mason Investment Counsel Financial Services Fund:
Class A	-1.37%
Class C	-1.70%
Class I	-1.20%
S&P 500 Index	6.42%
S&P 500 Financial Index	4.68%
Lipper Financial Services Funds Category Average[1]	-0.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 17, 2014, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 1.46%, 2.13% and 1.05%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The securities of small- and mid-sized companies tend to be more volatile than those

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 85 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Investment Counsel Financial Services Fund

of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

Legg Mason Investment Counsel Financial Services Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and March 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.37%	$1,000.00	$986.30	1.43%	$7.12	Class A	5.00%	$1,000.00	$1,017.90	1.43%	$7.23
Class C	-1.70	1,000.00	983.00	2.10	10.44	Class C	5.00	1,000.00	1,014.54	2.10	10.61
Class I	-1.20	1,000.00	988.00	1.05	5.23	Class I	5.00	1,000.00	1,019.80	1.05	5.32
[1]	For the six months ended September 30, 2014.

2	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

September 30, 2014

Legg Mason Investment Counsel Financial Services Fund

Security	Shares	Value
Common Stocks — 98.4%
Banks — 45.3%
American River Bankshares	79,945	$731,497	*
Bank of America Corp.	120,000	2,046,000
Banner Corp.	52,142	2,005,903
Bryn Mawr Bank Corp.	75,000	2,124,750
C1 Financial Inc.	60,000	1,087,800	*
Centerstate Banks Inc.	77,300	800,055
CIT Group Inc.	51,000	2,343,960
CoBiz Financial Inc.	200,000	2,236,000
Columbia Banking System Inc.	75,000	1,860,750
Comerica Inc.	48,550	2,420,703
Farmers & Merchants Bank of Long Beach	200	1,193,000
First Connecticut Bancorp Inc.	45,000	652,500
First Financial Bancorp	27,000	427,410
Hancock Holding Co.	70,000	2,243,500
Heritage Financial Corp.	113,000	1,789,920
Heritage Oaks Bancorp	250,000	1,750,000
Hudson Valley Holding Corp.	110,000	1,996,500
JPMorgan Chase & Co.	63,310	3,813,794
KeyCorp	90,600	1,207,698
MB Financial Inc.	64,000	1,771,520
Northrim BanCorp Inc.	44,100	1,165,563
Old National Bancorp	91,050	1,180,919
Pacific Continental Corp.	160,000	2,056,000
PNC Financial Services Group Inc.	32,000	2,738,560
QCR Holdings Inc.	90,500	1,599,135
Royal Bank of Canada	36,600	2,616,036
TCF Financial Corp.	90,000	1,397,700
U.S. Bancorp	60,500	2,530,715
Webster Financial Corp.	62,895	1,832,760
Total Banks		51,620,648
Capital Markets — 7.7%
Affiliated Managers Group Inc.	9,392	1,881,781	*
Ameriprise Financial Inc.	18,425	2,273,277
Invesco Ltd.	70,500	2,783,340
T. Rowe Price Group Inc.	22,780	1,785,952
Total Capital Markets		8,724,350

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

Legg Mason Investment Counsel Financial Services Fund

Security	Shares	Value
Consumer Finance — 4.3%
Discover Financial Services	48,000	$3,090,720
Navient Corp.	104,000	1,841,840
Total Consumer Finance		4,932,560
Insurance — 19.9%
ACE Ltd.	14,500	1,520,615
American Financial Group Inc.	36,650	2,121,668
Amerisafe Inc.	60,000	2,346,600
Assurant Inc.	35,000	2,250,500
Brown & Brown Inc.	77,000	2,475,550
Hanover Insurance Group Inc.	42,000	2,579,640
HCC Insurance Holdings Inc.	55,000	2,655,950
Hilltop Holdings Inc.	100,000	2,005,000	*
MetLife Inc.	50,000	2,686,000
United Insurance Holdings Corp.	132,950	1,994,250
Total Insurance		22,635,773
IT Services — 7.9%
Fiserv Inc.	24,840	1,605,533	*
Global Payments Inc.	40,000	2,795,200
Heartland Payment Systems Inc.	50,000	2,386,000
Visa Inc., Class A Shares	10,350	2,208,380
Total IT Services		8,995,113
Professional Services — 2.1%
Verisk Analytics Inc., Class A Shares	39,500	2,405,155	*
Real Estate Investment Trusts (REITs) — 0.8%
Wheeler Real Estate Investment Trust Inc.	200,000	912,000
Thrifts & Mortgage Finance — 10.4%
Alliance Bancorp Inc.	50,000	793,500
EverBank Financial Corp.	70,000	1,236,200
Federal Agricultural Mortgage Corp. (FAMC), Class C Shares	80,000	2,571,200
Fox Chase Bancorp Inc.	100,000	1,631,000
Meta Financial Group Inc.	46,000	1,621,960
People’s United Financial Inc.	81,900	1,185,093
Territorial Bancorp Inc.	65,000	1,318,850
WSFS Financial Corp.	20,000	1,432,200
Total Thrifts & Mortgage Finance		11,790,003
Total Investments before Short-Term Investments (Cost — $81,336,379)		112,015,602

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

September 30, 2014

Legg Mason Investment Counsel Financial Services Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.5%
Repurchase Agreements — 1.5%
Interest in $1,332,731,000 joint tri-party repurchase agreement dated 9/30/14 with RBS Securities Inc.; Proceeds at maturity — $1,777,000; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 4/15/15 to 2/15/44; Market value — $1,812,540) (Cost — $1,777,000)	0.001%	10/1/14	$1,777,000	$1,777,000
Total Investments — 99.9% (Cost — $83,113,379#)				113,792,602
Other Assets in Excess of Liabilities — 0.1%				63,325
Total Net Assets — 100.0%				$113,855,927

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

September 30, 2014

Assets:
Investments, at value (Cost — $83,113,379)	$113,792,602
Cash	609
Receivable for securities sold	314,993
Receivable for Fund shares sold	127,420
Dividends receivable	73,027
Prepaid expenses	22,786
Total Assets	114,331,437

Liabilities:
Payable for Fund shares repurchased	296,088
Investment management fee payable	77,699
Service and/or distribution fees payable	34,823
Trustees’ fees payable	1,658
Accrued expenses	65,242
Total Liabilities	475,510
Total Net Assets	$113,855,927

Net Assets:
Par value (Note 7)	$63
Paid-in capital in excess of par value	80,634,522
Undistributed net investment income	53,882
Accumulated net realized gain on investments and foreign currency transactions	2,488,237
Net unrealized appreciation on investments and foreign currencies	30,679,223
Total Net Assets	$113,855,927

Shares Outstanding:
Class A	3,619,646
Class C	1,401,168
Class I	1,253,419

Net Asset Value:
Class A (and redemption price)	$18.36
Class C*	$17.32
Class I (and redemption price)	$18.46
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$19.48

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended September 30, 2014

Investment Income:
Dividends	$1,070,067
Return of capital (Note 1(d))	(42,000)
Interest	880
Less: Foreign taxes withheld	(7,167)
Total Investment Income	1,021,780

Expenses:
Investment management fee (Note 2)	495,777
Service and/or distribution fees (Notes 2 and 5)	219,286
Transfer agent fees (Note 5)	110,399
Registration fees	28,876
Legal fees	26,390
Shareholder reports	14,554
Audit and tax fees	13,526
Fund accounting fees	6,375
Trustees’ fees	4,719
Insurance	1,296
Custody fees	743
Miscellaneous expenses	2,134
Total Expenses	924,075
Net Investment Income	97,705

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	2,733,178
Foreign currency transactions	(991)
Net Realized Gain	2,732,187
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(4,545,076)
Foreign currencies	927
Change in Net Unrealized Appreciation (Depreciation)	(4,544,149)
Net Loss on Investments and Foreign Currency Transactions	(1,811,962)
Decrease in Net Assets from Operations	$(1,714,257)

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended September 30, 2014 (unaudited) and the Year Ended March 31, 2014	September 30	March 31

Operations:
Net investment income	$97,705	$211,409
Net realized gain	2,732,187	2,227,342
Change in net unrealized appreciation (depreciation)	(4,544,149)	17,972,279
Increase (Decrease) in Net Assets From Operations	(1,714,257)	20,411,030

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(110,008)	(165,003)
Decrease in Net Assets From Distributions to Shareholders	(110,008)	(165,003)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	11,738,903	54,858,833
Reinvestment of distributions	101,740	153,576
Cost of shares repurchased	(25,224,573)	(20,057,751)
Increase (Decrease) in Net Assets From Fund Share Transactions	(13,383,930)	34,954,658
Increase (Decrease) in Net Assets	(15,208,195)	55,200,685

Net Assets:
Beginning of period	129,064,122	73,863,437
End of period*	$113,855,927	$129,064,122
*Includes undistributed net investment income of:	$53,882	$66,185

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	9

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$18.63	$15.13	$12.47	$12.05	$11.02	$8.16

Income (loss) from operations:
Net investment income	0.02	0.05	0.06	0.08	0.02	0.06
Net realized and unrealized gain (loss)	(0.28)	3.47	2.64	0.42	1.00	2.84
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01	—
Total income (loss) from operations	(0.26)	3.52	2.70	0.50	1.03	2.90

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.04)	(0.08)	—	(0.04)
Total distributions	(0.01)	(0.02)	(0.04)	(0.08)	—	(0.04)

Net asset value, end of period	$18.36	$18.63	$15.13	$12.47	$12.05	$11.02
Total return[3]	(1.37)%	23.26%	21.68%	4.28%	9.35%[4]	35.60%

Net assets, end of period (000s)	$66,457	$77,220	$41,972	$29,082	$33,874	$33,327

Ratios to average net assets:
Gross expenses	1.43%[5]	1.46%	1.68%	1.70%	1.71%	1.67%
Net expenses[6,7]	1.43 [5]	1.46	1.50 [8]	1.50 [8]	1.50 [8]	1.49 [8]
Net investment income	0.22 [5]	0.27	0.49	0.71	0.21	0.58

Portfolio turnover rate	9%	14%	14%	15%	18%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 9.26%. Class A received $25,582 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$17.63	$14.40	$11.92	$11.51	$10.60	$7.87

Income (loss) from operations:
Net investment loss	(0.04)	(0.06)	(0.03)	(0.00) [3]	(0.06)	(0.01)
Net realized and unrealized gain (loss)	(0.26)	3.29	2.51	0.41	0.95	2.74
Proceeds from settlement of a regulatory matter	—	—	—	—	0.02	—
Total income (loss) from operations	(0.30)	3.23	2.48	0.41	0.91	2.73

Less distributions from:
Net investment income	(0.01)	—	—	—	—	—
Total distributions	(0.01)	—	—	—	—	—

Net asset value, end of period	$17.32	$17.63	$14.40	$11.92	$11.51	$10.60
Total return[4]	(1.70)%	22.43%	20.81%	3.56%	8.58%[5]	34.69%

Net assets, end of period (000s)	$24,265	$26,484	$17,173	$16,194	$20,252	$22,409

Ratios to average net assets:
Gross expenses	2.10%[6]	2.13%	2.28%	2.30%	2.29%	2.21%
Net expenses[7,8]	2.10 [6]	2.13	2.25 [9]	2.25 [9]	2.23 [9]	2.18 [9]
Net investment loss	(0.45) [6]	(0.40)	(0.27)	(0.03)	(0.52)	(0.10)

Portfolio turnover rate	9%	14%	14%	15%	18%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2014 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.40%. Class C received $43,780 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$18.71	$15.17	$12.50	$12.07	$11.01	$8.14

Income (loss) from operations:
Net investment income	0.06	0.12	0.11	0.11	0.05	0.03
Net realized and unrealized gain (loss)	(0.28)	3.49	2.63	0.42	1.01	2.89
Total income (loss) from operations	(0.22)	3.61	2.74	0.53	1.06	2.92

Less distributions from:
Net investment income	(0.03)	(0.07)	(0.07)	(0.10)	—	(0.05)
Total distributions	(0.03)	(0.07)	(0.07)	(0.10)	—	(0.05)

Net asset value, end of period	$18.46	$18.71	$15.17	$12.50	$12.07	$11.01
Total return[3]	(1.20)%	23.75%	22.12%	4.58%	9.63%	35.93%

Net assets, end of period (000s)	$23,134	$25,360	$14,718	$7,256	$4,877	$188

Ratios to average net assets:
Gross expenses	1.05%[4]	1.05%	1.21%	1.24%	1.39%	1.32%
Net expenses[5,6]	1.05 [4]	1.05	1.21	1.22 [7]	1.21 [7]	1.10 [7]
Net investment income	0.60 [4]	0.68	0.81	1.01	0.48	0.33

Portfolio turnover rate	9%	14%	14%	15%	18%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Financial Services Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

See Note 9 for information about the proposed reorganization of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

14	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$112,015,602	—	—	$112,015,602
Short-term investments†	—	$1,777,000	—	1,777,000
Total investments	$112,015,602	$1,777,000	—	$113,792,602

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2014, securities valued at $1,193,000 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Concentration risk. The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

16	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMIC provides the day-to-day portfolio management of the Fund, except that of the management of cash and short-term instruments which is provided by Western Asset. For its services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.50%, 2.25% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2014, LMIS and its affiliates retained sales charges of $10,919 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$1,911	$1,374

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$10,867,829
Sales	18,533,780

18	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$30,883,104
Gross unrealized depreciation	(203,881)
Net unrealized appreciation	$30,679,223

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$92,677	$81,691
Class C	126,609	17,784
Class I	—	10,924
Total	$219,286	$110,399

6. Distributions to shareholders by class

	Six Months Ended September 30, 2014	Year Ended March 31, 2014
Net Investment Income:
Class A	$59,569	$71,820
Class C	16,080	—
Class I	34,359	93,183
Total	$110,008	$165,003

7. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2014		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	318,897	$5,861,728	2,282,856	$38,704,910
Shares issued on reinvestment	3,030	56,441	3,782	68,041
Shares repurchased	(846,386)	(15,612,590)	(916,590)	(15,679,577)
Net increase (decrease)	(524,459)	$(9,694,421)	1,370,048	$23,093,374

Class C
Shares sold	51,261	$893,063	433,918	$7,169,900
Shares issued on reinvestment	846	14,900	—	—
Shares repurchased	(152,992)	(2,662,058)	(124,659)	(2,006,677)
Net increase (decrease)	(100,885)	$(1,754,095)	309,259	$5,163,223

Class I
Shares sold	269,830	$4,984,112	518,166	$8,984,023
Shares issued on reinvestment	1,625	30,399	4,741	85,535
Shares repurchased	(373,787)	(6,949,925)	(137,235)	(2,371,497)
Net increase (decrease)	(102,332)	$(1,935,414)	385,672	$6,698,061

8. Capital loss carryforward

As of March 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2019	$(243,937)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

9. Subsequent event

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (subsequently renamed 1919 Investment Counsel and Trust Company, N.A.) (“1919 ICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and 1919 ICTC are wholly owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC, a wholly owned subsidiary of 1919 ICTC, is the Fund’s subadviser.

In connection with the acquisition, LMPFA recommended to the Fund’s Board of Trustees that they approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by a newly organized series, 1919 Financial Services Fund (the “New Fund”) of the Trust for Advised Portfolios (the “TAP Trust”), in exchange for shares of the New Fund. Shares of the New Fund would then be distributed to Fund shareholders and the Fund would be terminated. On July 18, 2014, the Board of Trustees,

20	Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report

on behalf of the Fund, approved the Fund reorganization, subject to shareholder approval and certain other conditions. At the special meeting of shareholders held on October 15, 2014, the Fund’s shareholders approved the reorganization.

If the Fund reorganization is effected, LMIC will be renamed and indirectly owned by Stifel, and will serve as investment adviser to the New Fund. The New Fund will maintain the continuity of the Fund’s investment program with certain differences, which are not expected to result in material differences in the ways the Fund is currently managed and the New Fund will be managed. The Fund’s current investment management agreement with LMPFA and subadvisory agreement with Western Asset Management Company for the management of cash and short-term instruments will be terminated.

The Fund reorganization is subject to the satisfaction of certain closing conditions and the receipt of certain additional approvals. If the required conditions are satisfied, it is possible that the Fund reorganization could occur as early as October 31, 2014.

Legg Mason Investment Counsel Financial Services Fund 2014 Semi-Annual Report	21

Additional shareholder information (unaudited)

Result of special meeting of shareholders

The special meeting of shareholders of Legg Mason Investment Counsel Financial Services Fund, a series of Legg Mason Partners Equity Trust, was held on October 15, 2014, for the purpose of considering and voting upon the proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Fund, in exchange for the assumption of all of the liabilities of the Fund and for shares of 1919 Financial Services Fund, a newly organized series of the Trust for Advised Portfolios, to be distributed to shareholders of the Fund and (ii) the subsequent termination of the Fund. The following table provides information concerning the matter voted upon at the meeting:

Dollar Value Outstanding on the Record Date	Dollar Value Represented at the Meeting	Dollar Value For	Dollar Value Against	Dollar Value Abstaining
$120,187,480.557	$60,905,015.032	$51,965,635.130	$3,492,078.032	$5,447,301.870

22	Legg Mason Investment Counsel Financial Services Fund

Legg Mason Investment Counsel

Financial Services Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller President

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Investment Counsel Financial Services Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Financial Services Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Financial Services Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010492 11/14 SR14-2333

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 29, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 29, 2014